UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

_______________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported) – July 31, 2018

_______________

THE ULTIMATE SOFTWARE GROUP, INC.
(Exact name of Registrant as specified in its charter)

Delaware	000-24347	65-0694077
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2000 Ultimate Way, Weston, Florida	33326
(Address of principal executive offices)	(Zip Code)

(954) 331-7000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company [ ]
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Item 1.01     Entry into a Material Definitive Agreement.
As previously announced, on July 17, 2018, The Ultimate Software Group, Inc. (“Ultimate Software” or the “Company”) entered into a binding offer letter (the “BOL”) with the controlling shareholders (the “Sellers”) of PeopleDoc SAS, a simplified joint-stock company (société par actions simplifiée) organized under the laws of France (“PeopleDoc”) and, collectively with the Sellers and Ultimate Software, (the “Parties”) to purchase PeopleDoc for aggregate consideration valued at $300 million, subject to customary closing and post-closing adjustments. Pursuant to the terms of the BOL, following the conclusion of the information and consultation process of PeopleDoc’s works council in France, the Sellers accepted the Company’s offer and agreed to enter into a definitive share purchase agreement substantially in the form attached as a schedule to the BOL.
On July 26, 2018, the Parties entered into the Share Purchase Agreement (the “Purchase Agreement”) and on July 27, 2018, the Parties consummated the transactions contemplated by the Purchase Agreement (the "Closing"), and Ultimate Software acquired PeopleDoc. Pursuant to the Purchase Agreement, the Company acquired all of the capital stock of PeopleDoc for aggregate consideration valued at approximately $300 million, subject to customary closing and post-closing adjustments. The aggregate consideration delivered by Ultimate Software at the Closing or to be delivered at future dates consisted of a combination of cash of approximately $125 million and shares of Ultimate Software’s common stock valued at approximately $175 million. Approximately $75 million of cash was paid at the Closing (or will be paid to certain sellers at designated times after the Closing) and is subject to customary working capital and other post-closing adjustments. At the Closing, 560,150 shares of Ultimate Software common stock were delivered to certain sellers. On the first anniversary of the closing date, $50 million of cash will be paid to certain sellers. Subject to set-off obligations for purchase price adjustments and indemnification claims. In addition, on the closing date, one of the founders of PeopleDoc (the “Designated Holder”) received a restricted stock award of 43,522 shares of Ultimate Software’s common stock, which is subject to his employment with Ultimate Software and vests over an approximately three-year period.
In connection with, and as a condition to the Closing, the Company and certain Sellers and certain other shareholders of PeopleDoc (collectively, the “Holders”) entered into a registration rights agreement (the “Registration Rights Agreement”). Pursuant to the terms of the Registration Rights Agreement, the Company agreed to file a registration statement as soon as practicable following the Closing, but in any event within five calendar days of the date of the Closing, with respect to the registration under the Securities Act of 1933, as amended (the “Securities Act”) of the resale of the 560,150 shares of the Company’s common stock issued to the Holders at the Closing as part of the consideration for the acquisition of PeopleDoc.
The foregoing description of the Purchase Agreement and the Registration Rights Agreement does not purport to be complete and is subject to, and is qualified in its entirety by, the full text of the Purchase Agreement and the Registration Rights Agreement, which are filed herewith as Exhibit 2.1 and Exhibit 10.1, respectively, and incorporated herein by reference.

Item 2.01     Completion of Acquisition or Disposition of Assets.
As discussed above under Item 1.01, on July 27, 2018, the Company consummated the acquisition of all the capital stock of PeopleDoc pursuant to the Purchase Agreement.
Item 2.02    Results of Operations and Financial Condition.
The Company hereby furnishes the information set forth in the press release issued on July 31, 2018, relating to the Company's financial results for its second quarter ended June 30, 2018, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.
This information is being furnished pursuant to Item 2.02 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.
Item 3.02    Unregistered Sales of Equity Securities.
The information set forth in Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02. The shares of Ultimate Software’s common stock issued pursuant to the Purchase Agreement were issued in reliance upon an exemption from the registration requirements of the Securities Act, pursuant to Section 4(a)(2) thereof, which exempts transactions by an issuer not involving any public offering.
Item 9.01    Financial Statements and Exhibits.
(a)    Financial statements of business acquired.
The Company intends to file the audited consolidated financial statements of PeopleDoc and its subsidiaries as required by this Item 9.01(a) under cover of Form 8-K/A no later than 71 calendar days after the date this Current Report on Form 8-K was required to be filed.
(b)    Pro Forma Financial Information.
The Company intends to file unaudited pro forma condensed combined financial information as required by this Item 9.01(b) under cover of Form 8-K/A no later than 71 calendar days after the date of this Current Report on Form 8-K was required to be filed.
(d)    Exhibits

Number	Description

2.1 *
Share Purchase Agreement, dated as of July 26, 2018, among The Ultimate Software Group, Inc., PeopleDoc SAS, the sellers party thereto, Shareholder Representative Services LLC, as sellers’ agent, and Jonathan Benhamou, as pre-closing sellers’ agent.

10.1	Registration Rights Agreement, dated as of July 27, 2018, by and among The Ultimate Software Group, Inc. and the seller parties party thereto.
99.1	Press Release, dated July 31, 2018

* The schedules to the Share Purchase Agreement have been omitted from this filing pursuant to Item 601(b)(2) of Regulation S-K. The Company will furnish copies of any such schedules to the Securities and Exchange Commission upon request.

Cautionary Statement Regarding Forward-Looking Statements.
This Current Report on Form 8-K (including the Exhibits attached hereto) (this “Form 8-K”) of The Ultimate Software Group, Inc. (“Ultimate Software,” the “Company”, “we,” “us” or “our”) contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements represent our expectations or beliefs, including, but not limited to, our expectations concerning our operations and financial performance and condition. Words such as “anticipates,” “expects,” “intends,” “plans,” “believes,” “seeks,” “estimates,” and similar expressions are intended to identify such forward-looking statements. These forward-looking statements are not guarantees of future performance and are subject to certain risks and uncertainties that are difficult to predict and are, in some cases, beyond the Company’s control. Ultimate Software’s actual results could differ materially from those contained in the forward-looking statements due to risks and uncertainties associated with fluctuations in our quarterly operating results, concentration of our product offerings, development risks involved with new products and technologies, competition, our contractual relationships with third parties, contract renewals with business partners, compliance by our customers with the terms of their contracts with us, and other factors disclosed in Ultimate Software’s filings with the United States Securities and Exchange Commission. Ultimate Software undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. You should carefully consider the foregoing factors and the other risks and uncertainties that affect the Company’s business, including those described in the “Risk Factors” section of Ultimate Software’s Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other documents filed from time to time with the United States Securities and Exchange Commission. Ultimate Software does not give any assurance (1) that Ultimate Software will achieve its expectations, or (2) concerning any result or the timing thereof, in each case, with respect to any regulatory action, administrative proceedings, government investigations, litigation, warning letters, consent decree, cost reductions, business strategies, earnings or revenue trends or future financial results. Ultimate Software undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

THE ULTIMATE SOFTWARE GROUP, INC.

By: /s/ Felicia Alvaro
Felicia Alvaro
Executive Vice President, Chief Financial Officer and Treasurer
(Principal Financial and Accounting Officer)

Dated: July 31, 2018